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                                                                   EXHIBIT 10.43

                               AMENDMENT TO LEASE
                                (April 15, 2000)

         THIS AMENDMENT TO LEASE ("Amendment") amends and modifies that certain Lease dated September 17, 1999 between Cottonwood Land and Farms, Ltd, as Landlord, and Ecrix Corporation, as Tenant, for the Premises occupied by Tenant at 2108 55th Street, Boulder, CO.

         The following additional and/or modified provisions shall be added to the Lease, and to the extent of any inconsistency or conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the Lease shall have the following additional and/or modified terms.

         1. Landlord is constructing an "addition," which will be attached to the building at 2108 55th Street. The, "addition" shall be leased to another client. In order to appropriately prorate the triple net charges payable by the Tenant, Paragraph 10.2 shall be modified by changing the Building multiplier from 100% to 72%, beginning September 1, 2000 and continue through the term of the Lease Agreement.

         2. All other terms and conditions of the Lease shall remain in full force and effect.




         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:                                     TENANT:

Cottonwood Land and Farms, Ltd.               Ecrix Corporation

By:      /s/ Richard L. Hedges                By:    /s/ Craig G. Lamborn
    ------------------------------                ------------------------------
         Richard L. Hedges
         Vice President                       Name:  Craig G. Lamborn
                                                   -----------------------------

                                              Title: V.P. Finance
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